Exhibit 99.1

1550 Peachtree Street, N.W. Atlanta, Georgia 30309

NEWS RELEASE

Contact:

Jeff Dodge	David Rubinger
Investor Relations	Media Relations
(404) 885-8804	(404) 885-8555
jeff.dodge@equifax.com	david.rubinger@equifax.com

Equifax Reports Record Revenue, Increases 15% in Second Quarter

ATLANTA, July 21, 2005 — Equifax Inc. (NYSE: EFX) today reported revenue of $363 million for the second quarter of 2005, an increase of 15 percent from the same period last year. Operating income of $107 million was up 16 percent from $92 million in the second quarter of 2004.

As compared to the second quarter of 2004, which included a one-time net gain of $23 million ($0.17 per share) from the sale of an investment in a business partner and a $2 million asset impairment charge ($0.01 per share), earnings from continuing operations were $63 million ($0.47 per share) compared to $77 million ($0.58 per share) in the same period last year.

Adjusted for the impact of these one-time events and the Fair and Accurate Credit Transactions Act (“FACT Act”), a non-GAAP measure, revenue was $354 million, up 12 percent; earnings from continuing operations were $60 million, up 8 percent; and EPS was $0.45, up 9 percent.  A reconciliation of non-GAAP financial measures to the corresponding GAAP measure is included in the attachment to this press release and is also available in the Investor Center on our website at www.equifax.com.

“Equifax once again delivered broad-based, solid financial performance,” said Thomas F. Chapman, Equifax chairman and CEO, “while superbly managing the impact of the FACT Act in partnership with our customers.  Our 4,600 employees continue to execute our three-part growth strategy, whose pillars are: broad and deep information assets; powerful scientific analytics; and industry-leading enabling technologies. This strategy continues to drive our strong revenue growth and financial performance.”

Second Quarter Performance Highlights Compared to the Second Quarter of 2004…

•                  Cash flow from operations was $88 million; free cash flow, a non-GAAP measure, was $76 million;

•                  Consolidated operating margins were 29 percent;

•                  North America reported revenue of $298 million, up 15 percent;

•                  North America Information Services reported revenue of $206 million, up 17 percent; excluding the impact of the FACT Act, a non-GAAP measure, $196 million, up 11 percent;

•                  Marketing Services revenue in North America was $63 million, up 7 percent;

•                  Personal Solutions increased revenue 21 percent to $29 million;

•                  Europe revenue grew to $35 million, up 2 percent; and

•                  Latin America revenue rose to $31 million, a 40 percent increase.

About Equifax

Equifax Inc. is a global leader in turning information into intelligence. For businesses, Equifax provides faster and easier ways to find, approve and market to the appropriate customers. For consumers, Equifax offers easier, instantaneous ways to buy products or services and better insight into and management of their personal credit. Equifax. Information that Empowers.

Earnings Webcast

Equifax’s quarterly teleconference to discuss financial results will be held today at 9:00 a.m. (EDT). The live audio Webcast of the speakers’ presentations will be available at www.equifax.com and a replay will be available at the same site shortly after the conclusion of the Webcast.

Non-GAAP Reconciliation Information

Equifax has presented in this press release and will discuss during the teleconference certain non-GAAP financial measures the company believes are useful to investors to assess the company’s operating performance.  These non-GAAP financial measures are not prepared in accordance with U.S. generally accepted accounting principles and may be different from the non-GAAP financial measures used by other companies.  As required by SEC rules, a reconciliation of such measures to the most comparable GAAP measure is presented below in the Common Questions and Answers (Unaudited) that are a part of this press release. This information can also be found under the heading “Non-GAAP/GAAP Measures” in the Investor Center on our website at www.equifax.com.  Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Caution Concerning Forward-Looking Statements

Statements in this press release that relate to Equifax’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Future events, risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements.  Those factors include, but are not limited to, changes in worldwide and U.S. economic conditions that materially impact consumer spending and consumer debt, changes in demand for Equifax’s products and services, our ability to develop new products and services, pricing and other competitive pressures, risks relating to illegal third party efforts to access data, risks associated with the integration of acquisitions and other investments, changes in laws and regulations governing our business, including the cost of compliance with the Fair and Accurate Credit Transactions Act and federal or state responses to identity theft concerns, and certain other factors discussed under the caption “Risk Factors” in the Management’s Discussion and Analysis section of Equifax’s Annual Report on Form 10-K for the year ended December 31, 2004, and in our other filings with the SEC.  Equifax assumes no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

(In millions, except per share amounts)	THREE MONTHS ENDED June 30,
	2005	2004

Operating revenue	$363.4	$315.4

Costs and expenses:
Costs of services	147.8	130.5
Selling, general and administrative expenses	88.8	70.3
Depreciation and amortization	20.1	20.2
Asset impairment and related charges	-	2.4
Total costs and expenses	256.7	223.4
Operating income	106.7	92.0
Other income, net	2.4	39.7
Minority interests in earnings, net of tax	(1.3)	(0.7)
Interest expense	(9.8)	(8.2)
Income from continuing operations before income taxes	98.0	122.8
Provision for income taxes	(35.4)	(45.8)
Income from continuing operations	62.6	77.0

Discontinued operations
Loss from discontinued operations, net of income tax benefit of $0.0 in 2005 and $1.9 in 2004	-	(3.8)
Net income	$62.6	$73.2

Per common share (basic):
Income from continuing operations	$0.48	$0.59
Discontinued operations	-	(0.03)
Net income	$0.48	$0.56
Shares used in computing basic earnings per share	129.8	131.9

Per common share (diluted):
Income from continuing operations	$0.47	$0.58
Discontinued operations	-	(0.03)
Net income	$0.47	$0.55
Shares used in computing diluted earnings per share	132.7	133.7
Dividends per common share	$0.04	$0.03

SEGMENT REVENUE & OPERATING INCOME

	THREE MONTHS ENDED June 30,
Equifax revenue:	2005	2004
North America
Information Services	$205.8	$176.1
Marketing Services	62.8	58.9
Personal Solutions	29.3	24.3
North America - Total	297.9	259.3
Europe	35.0	34.3
Latin America	30.5	21.8
	$363.4	$315.4

Equifax operating income:	2005	2004
North America
Information Services	$88.1	$74.5
Marketing Services	19.9	17.8
Personal Solutions	4.3	5.4
North America - Total	112.3	97.7
Europe	7.7	7.0
Latin America	8.1	4.1
Asset impairment and related charges	-	(2.4)
General corporate expense	(21.4)	(14.4)
	$106.7	$92.0

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

(In millions, except per share amounts)	SIX MONTHS ENDED June 30,
	2005	2004

Operating revenue	$706.8	$625.3

Costs and expenses:
Costs of services	290.3	260.4
Selling, general and administrative expenses	167.8	140.4
Depreciation and amortization	40.0	41.7
Asset impairment and related charges	-	2.4
Total costs and expenses	498.1	444.9
Operating income	208.7	180.4
Other income, net	5.1	43.0
Minority interests in earnings, net of tax	(2.6)	(1.5)
Interest expense	(18.9)	(16.6)
Income from continuing operations before income taxes	192.3	205.3
Provision for income taxes	(71.1)	(76.5)
Income from continuing operations	121.2	128.8

Discontinued operations
Loss from discontinued operations, net of income tax benefit of $0.0 in 2005 and $1.9 in 2004	-	(4.8)
Net Income	$121.2	$124.0

Per common share (basic):
Income from continuing operations	$0.93	$0.99
Discontinued operations	-	(0.04)
Net income	$0.93	$0.95
Shares used in computing basic earnings per share	129.8	132.3

Per common share (diluted):
Income from continuing operations	$0.91	$0.96
Discontinued operations	-	(0.03)
Net income	$0.91	$0.93
Shares used in computing diluted earnings per share	132.6	134.4
Dividends per common share	$0.07	$0.05

SEGMENT REVENUE & OPERATING INCOME

	SIX MONTHS ENDED June 30,
Equifax revenue:	2005	2004
North America
Information Services	$398.3	$349.9
Marketing Services	121.6	115.2
Personal Solutions	59.1	49.3
North America - Total	579.0	514.4
Europe	71.7	68.4
Latin America	56.1	42.5
	$706.8	$625.3

Equifax operating income:	2005	2004
North America
Information Services	$172.4	$149.4
Marketing Services	38.2	31.0
Personal Solutions	7.3	12.2
North America - Total	217.9	192.6
Europe	15.7	12.4
Latin America	14.4	7.6
Asset impairment and related charges	-	(2.4)
General corporate expense	(39.3)	(29.8)
	$208.7	$180.4

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(In millions)	SIX MONTHS ENDED June 30,
	2005	2004
Cash flows from operating activities:
Net income	$121.2	$124.0
Adjustments to reconcile net income to net cash provided by operating activities of continuing operations:
Gain on sale of investment in Intersections Inc.	-	(36.8)
Loss from discontinued operations	-	4.8
Depreciation and amortization	40.0	41.7
Asset impairment and related charges	-	2.4
Income tax benefit from stock plans	7.4	3.7
Deferred income taxes	13.3	16.1
Changes in assets and liabilities, excluding effects of acquisitions:
Accounts receivable, net	(16.8)	(16.7)
Current liabilities, excluding debt	(15.2)	(9.2)
Other current assets	0.2	(3.4)
Other long-term liabilities, excluding debt	(8.0)	2.6
Other assets	(13.6)	(17.6)
Other	-	(0.1)
Cash provided by operating activities	128.5	111.5

Investing activities:
Additions to property and equipment	(22.1)	(20.1)
Acquisitions, net of cash acquired	(104.5)	(14.6)
Proceeds from sale of investments	10.1	59.4
Deferred payments on prior year acquisitions	-	(1.3)
Cash (used) provided by investing activities	(116.5)	23.4

Financing activities:
Net short-term borrowings (payments)	11.4	(91.5)
Additions to long-term debt	0.1	0.1
Payments on long-term debt	-	(0.6)
Treasury stock purchases	(55.0)	(65.0)
Dividends paid	(9.4)	(6.9)
Proceeds from exercise of stock options	31.0	15.6
Other	4.2	(1.7)
Cash used by financing activities	(17.7)	(150.0)
Effect of foreign currency exchange rates on cash	(1.7)	(1.3)
Cash provided by discontinued operations	-	1.3
Decrease in cash and cash equivalents	(7.4)	(15.1)
Cash and cash equivalents, beginning of year	52.1	38.1
Cash and cash equivalents, end of period	$44.7	$23.0

CONSOLIDATED BALANCE SHEETS

(In millions, except par values)	June 30,	December 31,
	2005	2004
	(Unaudited)
ASSETS

Current Assets:
Cash and cash equivalents	$44.7	$52.1
Trade accounts receivable, net of allowance for doubtful accounts of $11.2 in 2005 and $9.3 in 2004	215.6	195.1
Deferred income tax assets	11.3	13.2
Other current assets	36.9	38.7
Current assets from discontinued operations	0.1	0.5
Total current assets	308.6	299.6

Property and Equipment:
Land, buildings and improvements	30.9	30.2
Data processing equipment and furniture	287.5	297.9
	318.4	328.1

Less accumulated depreciation	181.6	189.8
	136.8	138.3

Goodwill, net	804.2	747.5
Purchased Intangible Assets, net	315.2	281.3
Other Assets, net	106.5	90.5
	$1,671.3	$1,557.2

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities:
Short-term debt and current maturities	$263.9	$255.7
Accounts payable	6.5	9.7
Other current liabilities	186.5	191.2
Current liabilities of discontinued operations	-	0.3

Total current liabilities	456.9	456.9

Long-Term Debt	398.7	398.5
Deferred Revenue	7.8	9.8
Deferred Income Tax Liabilities	63.5	38.6
Other Long-Term Liabilities	122.4	129.8
Total liabilities	1,049.3	1,033.6

Commitments and Contingencies

Shareholders’ Equity:
Preferred stock, $0.01 par value: Authorized shares - 10.0; Issued shares - none
Common stock, $1.25 par value: Authorized shares - 300.0;
Issued shares - 183.9 in 2005 and 182.0 in 2004	-	-
Outstanding shares - 129.7 in 2005 and 129.4 in 2004	229.8	227.5
Paid-in capital	508.4	466.9
Retained earnings	1,410.6	1,298.8
Accumulated other comprehensive loss	(266.7)	(267.0)
Treasury stock, at cost, 49.5 shares in 2005 and 47.7 shares in 2004	(1,194.3)	(1,133.4)
Stock held by employee benefits trusts, at cost, 4.6 shares in 2005 and 4.9 shares in 2004	(65.8)	(69.2)
Total shareholders’ equity	622.0	523.6
	$1,671.3	$1,557.2

Common Questions & Answers (Unaudited) - June 30, 2005

(Dollars in millions, except per share amounts)

1a.        Can you provide a further analysis of revenue and operating income?

Equifax revenue and operating income consist of the following components:

	Q2	% of	Q2	% of
Equifax revenue:	2005	Revenue	2004	Revenue	$ Change	% Change
North America
Information Services	$205.8	57%	$176.1	56%	$29.7	17%
Marketing Services	62.8	17%	58.9	18%	3.9	7%
Personal Solutions	29.3	8%	24.3	8%	5.0	21%
	297.9	82%	259.3	82%	38.6	15%
Europe	35.0	10%	34.3	11%	0.7	2%
Latin America	30.5	8%	21.8	7%	8.7	40%
	$363.4	100%	$315.4	100%	$48.0	15%

	Q2	Profit	Q2	Profit
Equifax operating income:	2005	Margin	2004	Margin	$ Change	% Change
North America
Information Services	$88.1	43%	$74.5	42%	$13.6	18%
Marketing Services	19.9	32%	17.8	30%	2.1	12%
Personal Solutions	4.3	15%	5.4	22%	(1.1)	-20%
	112.3	38%	97.7	38%	14.6	15%
Europe	7.7	22%	7.0	20%	0.7	10%
Latin America	8.1	26%	4.1	19%	4.0	98%
Asset impairment and related charges	-	nm	(2.4)	nm	2.4	nm
General corporate expense	(21.4)	nm	(14.4)	nm	(7.0)	-49%
	$106.7	29%	$92.0	29%	$14.7	16%

nm - not meaningful

	YTD
		% of		% of
Equifax revenue:	2005	Revenue	2004	Revenue	$ Change	% Change
North America
Information Services	$398.3	56%	$349.9	56%	$48.4	14%
Marketing Services	121.6	17%	115.2	18%	6.4	6%
Personal Solutions	59.1	9%	49.3	8%	9.8	20%
	579.0	82%	514.4	82%	64.6	13%
Europe	71.7	10%	68.4	11%	3.3	5%
Latin America	56.1	8%	42.5	7%	13.6	32%
	$706.8	100%	$625.3	100%	$81.5	13%

	YTD
		Profit		Profit
Equifax operating income:	2005	Margin	2004	Margin	$ Change	% Change
North America
Information Services	$172.4	43%	$149.4	43%	$23.0	15%
Marketing Services	38.2	31%	31.0	27%	7.2	23%
Personal Solutions	7.3	12%	12.2	25%	(4.9)	-40%
	217.9	38%	192.6	37%	25.3	13%
Europe	15.7	22%	12.4	18%	3.3	27%
Latin America	14.4	26%	7.6	18%	6.8	89%
Asset impairment and related charges	-	nm	(2.4)	nm	2.4	nm
General corporate expense	(39.3)	nm	(29.8)	nm	(9.5)	32%
	$208.7	29%	$180.4	29%	$28.3	16%

nm - not meaningful

Common Questions & Answers (Unaudited) - June 30, 2005

(Dollars in millions, except per share amounts)

1b.        Can you provide a further analysis of revenue and operating income excluding the impact of the FACT Act (non-GAAP)?

Equifax revenue and operating income excluding FACT Act consist of the following components:

	Q2	% of	Q2	% of
Equifax revenue:	2005	Revenue	2004	Revenue	$ Change	% Change
North America
Information Services	$196.2	55%	$176.1	56%	$20.1	11%
Marketing Services	62.8	18%	58.9	18%	3.9	7%
Personal Solutions	29.3	8%	24.3	8%	5.0	21%
	288.3	81%	259.3	82%	29.0	11%
Europe	35.0	10%	34.3	11%	0.7	2%
Latin America	30.5	9%	21.8	7%	8.7	40%
	$353.8	100%	$315.4	100%	$38.4	12%

	Q2	Profit	Q2	Profit
Equifax operating income:	2005	Margin	2004	Margin	$ Change	% Change
North America
Information Services	$83.8	43%	$74.5	42%	$9.3	12%
Marketing Services	19.9	32%	17.8	30%	2.1	12%
Personal Solutions	4.4	15%	5.4	22%	(1.0)	-19%
	108.1	37%	97.7	38%	10.4	11%
Europe	7.7	22%	7.0	20%	0.7	10%
Latin America	8.1	26%	4.1	19%	4.0	98%
Asset impairment and related charges	-	nm	(2.4)	nm	2.4	nm
General corporate expense	(21.1)	nm	(14.4)	nm	(6.7)	-47%
	$102.8	29%	$92.0	29%	$10.8	12%

nm - not meaningful

	YTD
		% of		% of
Equifax revenue:	2005	Revenue	2004	Revenue	$ Change	% Change
North America
Information Services	$379.7	55%	$349.9	56%	$29.8	9%
Marketing Services	121.6	18%	115.2	18%	6.4	6%
Personal Solutions	59.1	9%	49.3	8%	9.8	20%
	560.4	82%	514.4	82%	46.0	9%
Europe	71.7	10%	68.4	11%	3.3	5%
Latin America	56.1	8%	42.5	7%	13.6	32%
	$688.2	100%	$625.3	100%	$62.9	10%

	YTD
		Profit		Profit
Equifax operating income:	2005	Margin	2004	Margin	$ Change	% Change
North America
Information Services	$165.1	43%	$149.4	43%	$15.7	11%
Marketing Services	38.2	31%	31.0	27%	7.2	23%
Personal Solutions	7.5	13%	12.2	25%	(4.7)	-39%
	210.8	38%	192.6	37%	18.2	9%
Europe	15.7	22%	12.4	18%	3.3	27%
Latin America	14.4	26%	7.6	18%	6.8	89%
Asset impairment and related charges	-	nm	(2.4)	nm	2.4	nm
General corporate expense	(38.7)	nm	(29.8)	nm	(8.9)	-30%
	$202.2	29%	$180.4	29%	$21.8	12%

nm - not meaningful

Common Questions & Answers (Unaudited) - June 30, 2005

(Dollars in millions, except per share amounts)

2a.        Can you provide a further breakdown of revenue in the Equifax North America segment?

Equifax North America revenue consists of the following components:

	QTD Revenue
	Q2	% of	Q2	% of
Equifax North America revenue:	2005	Revenue	2004	Revenue	$ Change	%Change
U.S. Consumer and Commercial Services	$156.2	53%	$132.0	51%	$24.2	18%
Mortgage Services	21.8	7%	19.5	8%	2.3	12%
Canadian Operations	27.8	9%	24.6	9%	3.2	13%
Total North America Information Services	205.8	69%	176.1	68%	29.7	17%
Credit Marketing Services	38.4	13%	34.5	13%	3.9	11%
Direct Marketing Services	24.4	8%	24.4	10%	-	0%
Total Marketing Services	62.8	21%	58.9	23%	3.9	7%
Personal Solutions	29.3	10%	24.3	9%	5.0	21%
	$297.9	100%	$259.3	100%	$38.6	15%

	YTD Revenue
		% of		% of
Equifax North America revenue:	2005	Revenue	2004	Revenue	$ Change	% Change
U.S. Consumer and Commercial Services	$300.6	52%	$264.0	51%	$36.6	14%
Mortgage Services	43.2	8%	37.9	8%	5.3	14%
Canadian Operations	54.5	9%	48.0	9%	6.5	14%
Total North America Information Services	398.3	69%	349.9	68%	48.4	14%
Credit Marketing Services	73.0	13%	66.6	13%	6.4	10%
Direct Marketing Services	48.6	8%	48.6	9%	-	0%
Total Marketing Services	121.6	21%	115.2	22%	6.4	6%
Personal Solutions	59.1	10%	49.3	10%	9.8	20%
	$579.0	100%	$514.4	100%	$64.6	13%

2b.        Can you provide a further breakdown of revenue in the Equifax North America segment excluding the impact of the FACT Act (non-GAAP)?

Equifax North America revenue excluding FACT Act consists of the following components:

	QTD Revenue
	Q2	% of	Q2	% of
Equifax North America revenue:	2005	Revenue	2004	Revenue	$ Change	% Change
U.S. Consumer and Commercial Services	$147.3	51%	$132.0	51%	$15.3	12%
Mortgage Services	21.1	7%	19.5	8%	1.6	8%
Canadian Operations	27.8	10%	24.6	9%	3.2	13%
Total North America Information Services	196.2	68%	176.1	68%	20.1	11%
Credit Marketing Services	38.4	13%	34.5	13%	3.9	11%
Direct Marketing Services	24.4	9%	24.4	10%	-	0%
Total Marketing Services	62.8	22%	58.9	23%	3.9	7%
Personal Solutions	29.3	10%	24.3	9%	5.0	21%
	$288.3	100%	$259.3	100%	$29.0	11%

	YTD Revenue
		% of		% of
Equifax North America revenue:	2005	Revenue	2004	Revenue	$ Change	% Change
U.S. Consumer and Commercial Services	$283.5	51%	$264.0	51%	$19.5	7%
Mortgage Services	41.7	7%	37.9	8%	3.8	10%
Canadian Operations	54.5	10%	48.0	9%	6.5	14%
Total North America Information Services	379.7	68%	349.9	68%	29.8	9%
Credit Marketing Services	73.0	13%	66.6	13%	6.4	10%
Direct Marketing Services	48.6	9%	48.6	9%	-	0%
Total Marketing Services	121.6	22%	115.2	22%	6.4	6%
Personal Solutions	59.1	10%	49.3	10%	9.8	20%
	$560.4	100%	$514.4	100%	$46.0	9%

Common Questions & Answers (Unaudited) - June 30, 2005

(Dollars in millions, except per share amounts)

3.     Can you provide a breakout of costs of services and SG&A as a percentage of sales?

Operating expenses as a percentage of revenue are as follows for continuing operations:

	Q2		YTD
Operating Expenses:	2005	2004	2005	2004
Cost of services	41%	41%	41%	42%
Selling, general and administrative	24%	22%	24%	22%
Depreciation and amortization	6%	7%	6%	7%
Asset impairment and related charges	0%	1%	0%	0%
	71%	71%	71%	71%

4.     Can you give depreciation and amortization by segment?

Depreciation and amortization is as follows:

	2005	2004	2005	2004
Depreciation & Amortization:	Q2	Q2	YTD	YTD
Equifax North America	$14.4	$13.8	$28.5	$28.1
Equifax Europe	1.4	2.5	3.0	5.5
Equifax Latin America	1.7	1.3	3.4	3.1
General corporate	2.6	2.6	5.1	5.0
	$20.1	$20.2	$40.0	$41.7

5.     Can you reconcile restated financial data to what was previously reported in June 2004 due to the sale of the Italian businesses?

	QTD			YTD
	Reported	Italy	Restated	Reported	Italy	Restated

Operating revenue	$318.9	$3.5	$315.4	$632.5	$7.2	$625.3
Operating income	$86.3	$(5.7)	$92.0	$174.1	$(6.3)	$180.4
Income from continuing operations	$73.2	$(3.8)	$77.0	$124.4	$(4.4)	$128.8
Discontinued operations	$-	$-	$(3.8)	$(0.4)	$-	$(4.8)
Net income	$73.2	$(3.8)	$73.2	$124.0	$(4.4)	$124.0
Per common share (basic):
Income from continuing operations	$0.56	$(0.03)	$0.59	$0.95	$(0.04)	$0.99
Net income	$0.56	$-	$0.56	$0.95	$-	$0.95
Per common share (diluted):
Income from continuing operations	$0.55	$(0.03)	$0.58	$0.93	$(0.03)	$0.96
Net income	$0.55	$-	$0.55	$0.93	$-	$0.93

6.     What was the currency impact on the foreign operations?

The favorable U.S. dollar impact on revenue and operating income was as follows:

	Revenue		Operating Income
	Q2%		Q2%
Canada	$2.4	9%	$1.0	10%
Europe	1.0	3%	0.2	3%
Latin America	3.8	18%	0.9	21%
	$7.2	2%	$2.1	2%

	Revenue		Operating Income
	YTD	%	YTD	%
Canada	$4.3	9%	$1.7	9%
Europe	2.1	3%	0.4	4%
Latin America	5.1	12%	1.2	15%
	$11.5	2%	$3.3	2%

Common Questions & Answers (Unaudited) - June 30, 2005

(Dollars in millions, except per share amounts)

7.     What was your cash flow from operations for the second quarter 2005 and 2004?

Cash provided by operating activities was  $88.4 million and  $80.5 million for the second quarter of 2005 and 2004, respectively.

8.     What was the level of debt?

Total debt was comprised of the following:

	June 30,	December 31,	June 30,
	2005	2004	2004
Senior notes and debentures - long-term	$398.6	$398.5	$648.3
Senior notes and debentures - current	250.0	249.9	-
Revolving credit facility	-	-	60.3
Other long-term obligations	0.1	-	9.8
Other short-term debt & current maturities	13.9	5.8	7.5
	$662.6	$654.2	$725.9

9a.   What was the level of capital spending in the second quarter of 2005 and 2004?

Capital expenditures, excluding property and equipment and other assets purchased in acquisitions, were as follows:

	2005	2004
	Q2	Q2
Capital expenditures	$12.3	$11.6

9b.   Of the second quarter capital spending, how much was FACT Act related?

	2005	2004
	Q2	Q2
FACT Act capital expenditures	$0.8	$1.5

10.  What is the current authorization amount for stock buybacks?

As of June 30, 2005, approximately  $184.3 million remained authorized for future share repurchases. We invested  $30.0 million in open market stock purchases of our stock during the second quarter of 2005.

11.  Why is other income  $2.4 million for Q2 2005 compared to  $39.7 million for the same quarter last year?

On May 5, 2004, Equifax, through its wholly owned subsidiary CD Holdings, Inc., completed the sale of 3,755,792 shares of common stock it owned in Intersections Inc., a provider of identity theft protection and credit management services, in an underwritten public offering for net proceeds of  $59.4 million.  Immediately prior to the public offering, CD Holdings, Inc. converted a  $20.0 million senior secured convertible note issued to it by Intersections Inc. in November 2001 into 3,755,792 shares of Intersections Inc. common stock, or approximately 26.9% of Intersections Inc.’s outstanding stock before its public offering.

The book value of our investment in Intersections Inc. was  $22.3 million, including accrued interest of  $2.3 million.  In the second quarter of 2004, we recorded, net of income taxes of  $13.8 million, a net gain of  $23.0 million.

12.  What assets are included in your asset impairment and related charges for the second quarter of 2004?  In which segments?

	Purchased data	Other	Total

Marketing Services	$1.4	$1.0	$2.4	*

*    Excludes  $5.2 million in previously reported asset impairment and related charges related to Italy.  These charges were reclassified in the fourth quarter of 2004 to loss from discontinued operations.

Reconciliation of Non-GAAP financial measures to the corresponding GAAP measure (Unaudited) - June 30, 2005

(Dollars in millions, except per share amounts)

A.    Free Cash Flow

Quarter

RECONCILIATION OF CASH PROVIDED BY OPERATING ACTIVITIES FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004, TO FREE CASH FLOW FOR THE THREE MONTHS ENDED JUNE 30, 2005 AND 2004

	2005	2004	Increase

Cash provided by operating activities for the six months ended June 30, 2005 and 2004	$128.5	$111.5	15%

Adjustments to reconcile cash provided by operating activities for the six months ended June 30, 2005 and 2004, to free cash flow for the three months ended June 30, 2005 and 2004:

Cash provided by operating activities for the three months ended March 31, 2005 and 2004	(40.1)	(31.0)

Cash provided by operating activities for the three months ended June 30, 2005 and 2004	88.4	80.5

Additions to property and equipment for the three months ended June 30, 2005 and 2004	(12.3)	(11.6)

Free cash flow for the three months ended June 30, 2005 and 2004	$76.1	$68.9	10%

YTD

RECONCILIATION OF CASH PROVIDED BY OPERATING ACTIVITIES FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004, TO FREE CASH FLOW FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004

	2005	2004	Increase

Cash provided by operating activities for the six months ended June 30, 2005 and 2004	$128.5	$111.5	15%

Adjustments to reconcile cash provided by operating activities for the six months ended June 30, 2005 and 2004, to free cash flow for the six months ended June 30, 2005 and 2004:

Additions to property and equipment for the six months ended June 30, 2005 and 2004	(22.1)	(20.1)

Free cash flow for the six months ended June 30, 2005 and 2004	$106.4	$91.4	16%

Reconciliation of Non-GAAP financial measures to the corresponding GAAP measure (Unaudited) - June 30, 2005

(Dollars in millions, except per share amounts)

B.    Free Cash Flow excluding the impact of the FACT Act

Quarter

RECONCILIATION OF CASH PROVIDED BY OPERATING ACTIVITIES EXCLUDING FACT ACT FOR THE SIX MONTHS JUNE 30, 2005 AND 2004, TO FREE CASH FLOW EXCLUDING FACT ACT FOR THE THREE MONTHS ENDED JUNE 30, 2005 AND 2004

	2005	2004	Increase

Cash provided by operating activities for the six months ended June 30, 2005 and 2004	$128.5	$111.5	15%

Adjustments to reconcile net income to net income excluding FACT Act for the six months ended June 30, 2005 and 2004	(6.5)	-

Cash provided by operating activities excluding FACT Act for the six months ended June 30, 2005 and 2004	122.0	111.5	9%

Adjustments to reconcile cash provided by operating activities excluding FACT Act for the three months ended June 30, 2005 and 2004, to free cash flow excluding FACT Act for the three months ended June 30, 2005 and 2004:

Cash provided by operating activities excluding FACT Act for the three months ended March 31, 2005 and 2004	(37.5)	(31.0)

Cash provided by operating activities excluding FACT Act for the three months ended June 30, 2005 and 2004	84.5	80.5

Additions to property and equipment excluding FACT Act for the three months ended June 30, 2005 and 2004	(11.5)	(10.1)

Free cash flow excluding FACT Act for the three months ended June 30, 2005 and 2004	$73.0	$70.4	4%

YTD

RECONCILIATION OF CASH PROVIDED BY OPERATING ACTIVITIES EXCLUDING FACT ACT FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004, TO FREE CASH FLOW EXCLUDING FACT ACT FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004

	2005	2004	Increase

Cash provided by operating activities for the six months ended June 30, 2005 and 2004	$128.5	$111.5	15%

Adjustments to reconcile net income to net income excluding FACT Act for the six months ended June 30, 2005 and 2004	(6.5)	-

Cash provided by operating activities excluding FACT Act for the six months ended June 30, 2005 and 2004	122.0	111.5	9%

Adjustments to reconcile cash provided by operating activities excluding FACT Act for the six months ended June 30, 2005 and 2004, to free cash flow excluding FACT Act for the six months ended June 30, 2005 and 2004:

Additions to property and equipment excluding FACT Act for the six months ended June 30, 2005 and 2004	(20.0)	(18.6)

Free cash flow excluding FACT Act for the six months ended June 30, 2005 and 2004	$102.0	$92.9	10%

Reconciliation of Non-GAAP financial measures to the corresponding GAAP measure (Unaudited) - June 30, 2005

(Dollars in millions, except per share amounts)

C.    Income from continuing operations excluding the impact of the FACT Act, the sale of investment in Intersections Inc. and asset impairment and related charges

	2nd Quarter
	2005				2004
				EPS
	Pre-tax	After-tax	EPS	Growth	Pre-tax		After-tax	EPS

Income from continuing operations	$98.0	$62.6	$0.47	-18%	$122.8		$77.0	$0.58
FACT Act regulatory recovery fee	(9.6)	(6.1)	(0.05)		-		-	-
FACT Act expenses	5.7	3.6	0.03		-		-	-
Sale of investment in Intersections Inc.	-	-	-		(36.8)		(23.0)	(0.17)
Asset impairment and related charges	-	-	-		2.4	*	1.5	0.01

Income from continuing operations - excluding FACT Act, sale of investment in Intersections Inc. and asset impairment and related charges	$94.1	$60.1	$0.45	9%	$88.4		$55.5	$0.42

				YTD
	2005				2004
				EPS
	Pre-tax	After-tax	EPS	Growth	Pre-tax		After-tax	EPS

Income from continuing operations	$192.3	$121.2	$0.91	-5%	$205.3		$128.8	$0.96
FACT Act regulatory recovery fee	(18.6)	(11.7)	(0.09)		-		-	-
FACT Act expenses	12.1	7.5	0.06		-		-	-
Sale of investment in Intersections Inc.	-	-	-		(36.8)		(23.0)	(0.17)
Asset impairment and related charges	-	-	-		2.4	*	1.5	0.01

Income from continuing operations - excluding FACT Act, sale of investment in Intersections Inc. and asset impairment and related charges	$185.8	$117.0	$0.88	11%	$170.9		$107.3	$0.80

*    Excludes  $5.2 million in previously reported asset impairment and related charges related to Italy.  These charges were reclassified in the fourth quarter of 2004 to loss from discontinued operations.

D.     Cumulative FACT Act cash flow impact

FACT Act (January 1, 2004 - June 30, 2005)
Regulatory recovery fee	$13.5
FACT Act expenses, excluding depreciation	(13.1)
FACT Act capital investment	(11.7)
Net FACT Act cash flow to date	$(11.3)

Reconciliation of Non-GAAP financial measures to the corresponding GAAP measure (Unaudited) - June 30, 2005

(Dollars in millions, except per share amounts)

E.     Consolidated revenue growth, excluding regulatory recovery fee

	2nd Quarter
	2005	2004	Growth $	Growth %

Operating revenue	$363.4	$315.4	$48.0	15%
FACT Act regulatory recovery fee	(9.6)	-	nm	nm
Operating revenue, excluding regulatory recovery fee	$353.8	$315.4	$38.4	12%

	YTD
	2005	2004	Growth $	Growth %

Operating revenue	$706.8	$625.3	$81.5	13%
FACT Act regulatory recovery fee	(18.6)	-	nm	nm
Operating revenue, excluding regulatory recovery fee	$688.2	$625.3	$62.9	10%

nm - not meaningful

F.     North America Information Services revenue growth, excluding regulatory recovery fee

	2nd Quarter
	2005	2004	Growth $	Growth %

Operating revenue	$205.8	$176.1	$29.7	17%
FACT Act regulatory recovery fee	(9.6)	-	nm	nm
Operating revenue, excluding regulatory recovery fee	$196.2	$176.1	$20.1	11%

	YTD
	2005	2004	Growth $	Growth %

Operating revenue	$398.3	$349.9	$48.4	14%
FACT Act regulatory recovery fee	(18.6)	-	nm	nm
Operating revenue, excluding regulatory recovery fee	$379.7	$349.9	$29.8	9%

nm - not meaningful

Reconciliation of Non-GAAP financial measures to the corresponding GAAP measure (Unaudited) - June 30, 2005

(Dollars in millions, except per share amounts)

G.    U.S. Consumer and Commercial Services revenue growth, excluding regulatory recovery fee

	2nd Quarter
	2005	2004	Growth $	Growth %

Operating revenue	$156.2	$132.0	$24.2	18%
FACT Act regulatory recovery fee	(8.9)	-	nm	nm
Operating revenue, excluding regulatory recovery fee	$147.3	$132.0	$15.3	12%

	YTD
	2005	2004	Growth $	Growth %

Operating revenue	$300.6	$264.0	$36.6	14%
FACT Act regulatory recovery fee	(17.1)	-	nm	nm
Operating revenue, excluding regulatory recovery fee	$283.5	$264.0	$19.5	7%

nm - not meaningful

H.    Mortgage Services revenue growth, excluding regulatory recovery fee

	2nd Quarter
	2005	2004	Growth $	Growth %

Operating revenue	$21.8	$19.5	$2.3	12%
FACT Act regulatory recovery fee	(0.7)	-	nm	nm
Operating revenue, excluding regulatory recovery fee	$21.1	$19.5	$1.6	8%

	YTD
	2005	2004	Growth $	Growth %

Operating revenue	$43.2	$37.9	$5.3	14%
FACT Act regulatory recovery fee	(1.5)	-	nm	nm
Operating revenue, excluding regulatory recovery fee	$41.7	$37.9	$3.8	10%

nm - not meaningful

Reconciliation of Non-GAAP financial measures to the corresponding GAAP measure (Unaudited) - June 30, 2005

(Dollars in millions, except per share amounts)

I.      Information Services operating income, excluding FACT Act-related operating (income expense)

	2nd Quarter
	2005	2004	Growth $	Growth %

Operating income	$88.1	$74.5	$13.6	18%
FACT Act operating (income) expense	(4.3)	-	nm	nm
Operating income, excluding FACT Act operating (income) expense	$83.8	$74.5	$9.3	12%

	YTD
	2005	2004	Growth $	Growth %

Operating income	$172.4	$149.4	$23.0	15%
FACT Act operating (income) expense	(7.3)	-	nm	nm
Operating income, excluding FACT Act operating (income) expense	$165.1	$149.4	$15.7	11%

nm - not meaningful

J.     Personal Solutions operating income, excluding FACT Act-related operating expense

	2nd Quarter
	2005	2004

Operating income	$4.3	$5.4
FACT Act operating expense	0.1	-
Operating income, excluding FACT Act operating expense	$4.4	$5.4

	YTD
	2005	2004

Operating income	$7.3	$12.2
FACT Act operating expense	0.2	-
Operating income, excluding FACT Act operating expense	$7.5	$12.2

Reconciliation of Non-GAAP financial measures to the corresponding GAAP measure (Unaudited) - June 30, 2005

(Dollars in millions, except per share amounts)

K.    Corporate operating income, excluding FACT Act-related operating expense

	2nd Quarter
	2005	2004

Operating income	$(21.4)	$(14.4)
FACT Act operating expense	0.3	-
Operating income, excluding FACT Act operating expense	$(21.1)	$(14.4)

	YTD
	2005	2004

Operating income	$(39.3)	$(29.8)
FACT Act operating expense	0.6	-
Operating income, excluding FACT Act operating expense	$(38.7)	$(29.8)

Notes to our Reconciliation of Non-GAAP Financial Measures to GAAP Measures

1. We calculate free cash flow by subtracting capital-related expenditures from cash provided by operations. Free cash flow is useful to management and our investors in measuring the cash generated by us that is available to be used for business and strategic initiatives. Free cash flow is not a measurement of liquidity under GAAP and should not be considered as an alternative to cash flows from operating activities as a measure of liquidity. In addition, our calculation of free cash flow may be different from the calculation used by other companies and therefore, comparability may be limited.

2. The Fair and Accurate Credit Transactions Act of 2003 (“FACT Act”) amended the Fair Credit Reporting Act and became law in December 2003.  During 2004 we established, along with the other nationwide credit reporting agencies, a centralized request facility, Central Source, LLC, which is owned jointly by Equifax, Experian Information Solutions, Inc. and TransUnion LLC, to provide to consumers, upon their request, a free annual credit file disclosure on a phased-in basis beginning on December 1, 2004.  On December 1, 2004, we began to assess a regulatory recovery fee for certain of our business-to-business products to help mitigate the costs required to implement the provisions of the FACT Act.  During 2005, the initial implementation of the annual free credit report required by the FACT Act will be completed, and our related regulatory recovery fee will remain in effect as we continue to address the challenges involved in complying with the FACT Act.  We have incurred significant compliance costs to implement the FACT Act requirements and have captured those cumulative expenses and related capital investment in a table in our non-GAAP financial measures, “Cumulative FACT Act cash flow impact”.

The net impact of the free credit file disclosure and other requirements of the FACT Act on our business will depend on numerous factors, including among others the actual demand of consumers for free credit reports and our experience marketing fee-generating products to consumers requesting free credit file disclosures.

3. Equifax believes that the measures presented above that exclude items related to the FACT Act are measures that should be presented in addition to the amounts that are determined in accordance with GAAP and are useful to investors. The following matters should be considered when evaluating these non-GAAP financial measures:

• Equifax reviews our operating results and effectiveness and our business segments excluding revenue and expenses related to the FACT Act because it allows investors to evaluate more effectively the performance of our businesses. We believe that these items should be excluded in order to compare operating performance in past, current and future periods.

• Revenue and expenses related to the FACT Act are material and are considered to be incremental to the normal operations of our business. Corporate management is responsible for making decisions about complying with the provisions of the FACT Act.

• These non-GAAP financial measures should not be considered a substitute for GAAP operating measurements.